UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2025
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MARKEL GROUP INC.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2025, the Compensation Committee (the Committee) of the Board of Directors of Markel Group Inc. (the Company or Markel Group) approved a change in executive compensation for Brian J. Costanzo, the Company’s Chief Financial Officer.
The Markel Group executive compensation program includes base salary and incentive compensation, which generally consists of (i) annual cash incentive awards and (ii) annual equity incentive awards (equity awards), payable in restricted stock units.
The Committee approved an increase in the target potential, expressed as a percentage of base salary, for equity awards for Mr. Costanzo, from 125% to 175%. Mr. Costanzo’s base salary is $500,000.
Equity awards for the Company’s executive officers, including Mr. Costanzo, for the 2025 performance year will include performance-based equity awards and service-based equity awards. For the 2025 performance year, (i) 75% of the total equity award target will be allocated to a performance-based equity award, and (ii) the remaining 25% of the total equity award target will be allocated to a service-based equity award.
Performance-based equity awards for the 2025 performance year will require the achievement of pre-established performance goals based on two equally weighted performance metrics: (1) the Company’s average operating income and (2) the compounded annual growth (CAGR) in the Company’s closing stock price (total shareholder return), both over the five-year period from 2021 to 2025.
Performance-based equity awards and service-based equity awards are subject to three-year cliff vesting schedules. Service-based equity awards also are subject to an additional five-year holding period.
Additional information regarding the Company’s equity awards for executive officers can be found in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 26, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

February 21, 2025	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary

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